                                                                      EXHIBIT 99

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED REVOLVING CREDIT,
                        TERM LOAN AND GUARANTY AGREEMENT

          FIRST AMENDMENT, dated as of March 9, 2007 (the "Amendment"), to the AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of January 23, 2007, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of January 23, 2007 (as the same may be waived, amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantors have requested that, subject to the occurrence of the Effective Date (as hereinafter defined) of this Amendment, the Agent and the Lenders agree to an amendment of Section 5.01(a) of the Credit Agreement so as to permit the delivery of the financial statements referred to therein on or before June 29, 2007 rather than on or before March 31,2007.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

          2. Section 5.01(a) of the Credit Agreement is hereby amended by inserting the following parenthetical clause immediately after the words "end of each fiscal year" appearing in the first line thereof:

          "(or, in the case of the fiscal year ended December 31, 2006, on or before June 29, 2007)"

          3. This Amendment and the amendment of the Credit Agreement set forth herein shall become effective on the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders, and the Agent shall have received evidence reasonably satisfactory to it of such execution.

          4. Except to the extent hereby waived and amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

          5. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

          6. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

          8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                        BORROWER:

                                        R.J. TOWER CORPORATION


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title:
                                               ---------------------------------

                                        GUARANTORS:

                                        Algoods, USA, Inc.
                                        Tower Automotive, Inc.
                                        Tower Automotive Bardstown, Inc.
                                        Tower Automotive Bowling Green, LLC
                                        Tower Automotive Chicago, LLC
                                        Tower Automotive Finance, Inc.
                                        Tower Automotive Granite City, LLC
                                        Tower Automotive Granite City Services,
                                        LLC
                                        Tower Automotive International Holdings,
                                        Inc.
                                        Tower Automotive International Yorozu
                                        Holdings, Inc.
                                        Tower Automotive International, Inc.
                                        Tower Automotive Lansing, LLC
                                        Tower Automotive Michigan, LLC
                                        Tower Automotive Milwaukee, LLC
                                        Tower Automotive Plymouth, Inc.
                                        Tower Automotive Products Company, Inc.
                                        Tower Automotive Receivables Company,
                                        Inc.
                                        Tower Automotive Services and
                                        Technology, LLC
                                        Tower Automotive Technology, Inc.
                                        Tower Automotive Technology Products,
                                        Inc.
                                        Tower Automotive Tool, LLC
                                        Tower Services, Inc.
                                        Trylon Corporation


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title:
                                               ---------------------------------

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AGENT AND LENDERS:

                                        JPMORGAN CHASE BANK, N.A.
                                        INDIVIDUALLY AND AS AGENT


                                        By: /s/ RICHARD W. DUKER
                                            ------------------------------------
                                        Name: RICHARD W. DUKER
                                        Title: MANAGING DIRECTOR

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Ameriprise Certificate Company


                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                        Name: Yvonne E. Stevens
                                        Title: Senior Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Atlas Loan Funding (CENT I) LLC


                                        By: RiverSource Investments, LLC
                                            Attorney in Fact


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AVENUE CLO FUND, LIMITED

                                        AVENUE CLO II, LIMITED


                                        By: /s/ RICHARD D ADDARIO
                                            ------------------------------------
                                        Name: RICHARD D ADDARIO
                                        Title: SENIOR PORTFOLIO MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for AVERY POINT CLO, LTD.,
                                        as Term Lender


                                        By: /S/ Alan K. Halfengar
                                            ------------------------------------
                                        Name: Alan K. Halfengar
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BANK OF SCOTLAND


                                        By: /s/ Karen Weich
                                            ------------------------------------
                                        Name: Karen Weich
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Bayerische Landesbank


                                        By: /S/ Georgina Flordaiisl
                                            ------------------------------------
                                        Name: Georgina Flordaiisl, CFA
                                        Title: Vice President


                                        /S/ GEORGE J. SCHNEPF
                                        ----------------------------------------
                                        GEORGE J. SCHNEPF
                                        Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BLACK DIAMOND CLO 2005-1 LTD.


                                        BY: BLACK DIAMOND CLO 2005-1 ADVISER,
                                            L.L.C., AS ITS COLLATERAL MANAGER


                                        By: /S/ Stephen H. Deckoff
                                            ------------------------------------
                                        Name: Stephen H. Deckoff
                                        Title: Managing Principal

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Caine Funding


                                        By: /s/ NEAM AHMED
                                            ------------------------------------
                                        Name: NEAM AHMED
                                        Title: AUTHORIZED SIGNATORY

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CASPIAN CAPITAL PARTNERS, L.P.


                                        By: Mariner Investment Group,
                                            as Investment Advisor


                                        /s/ Charles R. Howe II
                                        ----------------------------------------
                                        Charles R. Howe II
                                        President


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I-
                                        INGOTS, Ltd., as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill II-
                                        INGOTS, Ltd., as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill III CLO,
                                        Limited as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Cent CDO 10, Ltd.

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Clydesdale CLO 2004, Ltd.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Clydesdale CLO 2005, Ltd.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Clydesdale CLO 2006, Ltd.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Clydesdale Strategic CLO-I, Ltd.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Cent CDO 12 Limited

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Cent CDO 14 Limited

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

            Signature Page to First Amendment to Amended and Restated
                Revolving Credit, Term Loan and Guaranty Agreement

                                        Cent CDO XI, Limited

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centaurus Loan Trust


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO II, Ltd.

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO III, Limited

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO VI, Ltd.

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO VII, Ltd.

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO 8, Limited

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Centurion CDO 9, Ltd.

                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Chatham Light II CLO, Limited, by
                                        Sankaty Advisors, LLC as Collateral
                                        Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Chatham Light III CLO, Ltd.

                                        By: Sankaty Advisors, LLC
                                            as Collateral Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        THE CIT GROUP / BUSINESS CREDIT, INC.


                                        By: /s/ Eustachio Bruno
                                            ------------------------------------
                                        Name: Eustachio Bruno
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CITIBANK, N.A.,


                                        By: /s/ CHRISTINE M. KANICKI
                                            ------------------------------------
                                        Name: CHRISTINE M. KANICKI
                                        Title: Attorney - In - Fact

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Clydesdale CLO 2003 Ltd.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS COLLATERAL MANAGER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CYPRESSTREE CALIF FUNDING LLC


                                        By: /s/ L. MURCHISON TAYLOR
                                            ------------------------------------
                                        Name: L. MURCHISON TAYLOR
                                        Title: VICE PRESIDENT


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Dinosaur SPIRET Loan Trust

                                        By: Wilmington Trust Company not in its
                                            individual capacity but solely as
                                            trustee


                                        By: /s/ Dorri W. Wolhar
                                            ------------------------------------
                                        Name: Dorri W. Wolhar
                                        Title: Financial Services Officer

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE CDO III, LTD.

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Eaton Vance CDO VIII, Ltd.

                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Eaton Vance CDO IX, Ltd.

                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Eaton Vance Credit Opportunities Fund

                                        By: Eaton Vance Management As Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE FLOATING-RATE INCOME TRUST

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE LIMITED DURATION INCOME FUND

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE SENIOR FLOATING-RATE TRUST

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE SHORT DURATION DIVERSIFIED
                                        INCOME FUND

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE SENIOR INCOME TRUST

                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                            ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Eaton Vance Variable Leverage Fund Ltd.

                                        By: Eaton Vance Management As Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Evergreen CBNA Loan Funding LLC


                                        By: /s/ Erich VanRavenswaay
                                            ------------------------------------
                                        Name: Erich VanRavenswaay
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        FALL CREEK CLO, LTD.


                                        By: /s/ Richard M. Matas
                                            ------------------------------------
                                        Name: Richard M. Matas
                                        Title: Authorized Signor

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Rebecca L. Milligan
                                            ------------------------------------
                                        Name: Rebecca L. Milligan
                                        Title: Duly Authorized Signor

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Goldman Sachs Credit Partners, L.P.


                                        By: /S/ Juan Carlos Isaza
                                            ------------------------------------
                                        Name: Juan Carlos Isaza
                                        Title: Authorized Signatory

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        THE GOVERNOR AND COMPANY OF
                                        THE BANK OF THE LAND


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: VICE PRESIDENT


                                        /s/ Illegible
                                        ----------------------------------------
                                        DIRECTOR

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Grand Central Asset Trust, CYP Series


                                        By: /s/ Erich VanRavenswaay
                                            ------------------------------------
                                        Name: Erich VanRavenswaay
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Grand Central Asset Trust, PFV Series


                                        By: /s/ Erich VanRavenswaay
                                            ------------------------------------
                                        Name: Erich VanRavenswaay
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GRAYSON & CO

                                        BY: BOSTON MANAGEMENT AND RESEARCH
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        HARBOUR TOWN FUNDING LLC


                                        By: /s/ L. MURCHISON TAYLOR
                                            ------------------------------------
                                        Name: L. MURCHISON TAYLOR
                                        Title: VICE PRESIDENT

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

HEWETT'S ISLAND CDO, LTD.

By: Cypress Tree Investment Management
    Company, Inc., as Portfolio Manager.


By: /s/ Peter Carnes
    ------------------------------------
Name: Peter Carnes
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

HEWETT'S ISLAND CLO II, LTD.

By: Cypress Tree Investment Management
    Company, Inc., as Portfolio Manager


By: /s/ PRESTON I. CARNES, JR.
    ------------------------------------
Name: PRESTON I. CARNES, JR.
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

HEWETT'S ISLAND CLO III, LTD.

By: Cypress Tree Investment Management
    Company, Inc., as Portfolio Manager


By: /s/ PRESTON I. CARNES, JR.
    ------------------------------------
Name: PRESTON I. CARNES, JR.
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

HEWETT'S ISLAND CLO IV, LTD.

By: Cypress Tree Investment Management
    Company, Inc., as Portfolio Manager


By: /s/ ROBERT E. WEEDEN
    ------------------------------------
Name: ROBERT E. WEEDEN
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

\
HEWETT'S ISLAND CLO V, LTD.

By: Cypress Tree Investment Management
    Company, Inc., as Portfolio Manager


By: /s/ ROBERT E. WEEDEN
    ------------------------------------
Name: ROBERT E. WEEDEN
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

HEWETT'S ISLAND CLO VI, LTD.

By: Cypress Tree Investment Management
    Company, Inc., As Portfolio Manager


By: /s/ ROBERT E. WEEDEN
    ------------------------------------
Name: ROBERT E. WEEDEN
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING Capital LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

            Signature Page to Firm Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING Investment Management CLO I, Ltd.

                                        By: ING Investment Management Co.
                                            as its investment manager


                                        /s/ Illegible
                                        ----------------------------------------
                                        Name: Illegible
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING Investment Management CLO II, LTD.

                                        BY: ING Alternative Asset Management
                                            LLC, as its investment manager


                                        /s/ Illegible
                                        ----------------------------------------
                                        Name: Illegible
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING Investment Management CLO III, LTD.


                                        BY: ING Alternative Asset Management
                                            LLC, as its investment manager


                                        /s/ Illegible
                                        ----------------------------------------
                                        Name: Illegible
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING PRIME RATE TRUST

                                        By: ING Investment Management Co.
                                            as Its Investment Manager


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING SENIOR INCOME FUND

                                        By: ING Investment Management Co.
                                            as Its Investment manager


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

Investors Bank & Trust Company as
Sub-Custodian Agent of Cypress Tree
International Loan Holding Company
Limited

INVESTORS BANK & TRUST COMPANY AS
SUB-CUSTODIAN AGENT OF CYPRESSTREE
INTERNATIONAL LOAN HOLDING COMPANY
LIMITED


By: /s/ Martha Hadeler
    ---------------------------------
Name: Martha Hadeler
Title: Managing Director


By: /s/ Robert Weeden
    ---------------------------------
Name: Robert Weeden
Title: Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        JUPITER LOAN FUNDING LLC


                                        By: /s/ L. MURCHISON TAYLOR
                                            ------------------------------------
                                        Name: L. MURCHISON TAYLOR
                                        Title: VICE PRESIDENT

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        LANDMARK V CDO Limited

                                        By: Aladdin Capital Management LLC as
                                            Manager


                                        By: /s/ David S. Jepsky
                                            ------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorised Signatory

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Loan Funding XI LLC, As
                                        Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        LONG LANE MASTER TRUST IV


                                        By: /s/ L. MURCHISON TAYLOR
                                            ------------------------------------
                                        Name: L. MURCHISON TAYLOR
                                        Title: AUTHORIZED SIGNATORY

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        MARINER LDC

                                        By: Mariner Investment Group, as
                                            Investment Advisor


                                        /s/ Charles R. Howe II
                                        ----------------------------------------
                                        Charles R. Howe II
                                        President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        MERRILL LYNCH CAPITAL, A DIVISION OF
                                        MERRILL LYNCH BUSINESS FINANCIAL
                                        SERVICES INC.


                                        By: /s/ Edward Shuster
                                            ------------------------------------
                                        Name: Edward Shuster
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Nationwide Life Insurance Company


                                        By: /s/ THOMAS M. POWERS
                                            ------------------------------------
                                        Name: THOMAS M. POWERS
                                        Title: VICE PRESIDENT

                                                                     (Illegible)

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Nationwide Mutual Insurance Company


                                        By: /s/ THOMAS M. POWERS
                                            ------------------------------------
                                        Name: THOMAS M. POWERS
                                        Title: VICE PRESIDENT

                                                                     (Illegible)

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NATIXIS


                                        By: /s/ Harold Birk
                                            ------------------------------------
                                        Name: Harold Birk
                                        Title: Managing Director


                                        /s/ Kelvin Cheng
                                        ----------------------------------------
                                        Kelvin Cheng
                                        Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NCRAM Loan Trust


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT ADVISER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NCRAM Senior Loan Trust 2005


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC. AS INVESTMENT ADVISER

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Nomura Bond & Loan Fund


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        By: Illegible UFJ Trust & Banking
                                            Corporation as Trustee

                                        By: Namura Corporate Research & Asset
                                            Management Inc. Attorney In Fact

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        PB Capital Corporation


                                        By: /s/ RONNI J. LEOPOLD
                                            ------------------------------------
                                        Name: RONNI J. LEOPOLD
                                        Title: VICE PRESIDENT


                                        By: /s/ KELVIN M. HIGGINS
                                            ------------------------------------
                                        Name:  KELVIN M. HIGGINS
                                        Title: ASSISTANT VICE PRESIDENT

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Prospect Funding I, LLC
                                        as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited as
                                        Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO, Limited
                                        as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Race Point IV CLO, Ltd

                                        By: Sankaty Advisors, LLC as Collateral
                                            Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        RiverSource Bond Series, Inc.
                                        RiverSource Floating Rate Fund


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        RiverSource Life Insurance Company

                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                        Name: Yvonne E. Stevens
                                        Title: Senior Managing Director

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           IDS LIFE INSURANCE COMPANY

           Adopted in accordance with the provisions of Section 300.45 of the Minnesota General Corporation Laws.

     We, Timothy V. Bechtold, President, and Thomas R. Moore, Secretary, of IDS Life Insurance Company, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by the sole stockholder of said Corporation by an action in writing, signed in the City of Minneapolis, County of Hennepin, on April 15, 2006:

          RESOLVED, that Ameriprise Financial, Inc., the sole shareholder of IDS Life Insurance Company, consents to the amendment of the Certificate of Incorporation of IDS Life Insurance Company by striking Article I of the Certificate of Incorporation of IDS Life Insurance Company in its entirety, and replacing it with a new Article I to read as follows:

                                    ARTICLE I

          The name of this Corporation shall be RiverSource Life Insurance Company.

          FURTHER RESOLVED, that the amendment of the Certificate of Incorporation of IDS Life Insurance Company shall become effective at 11:59 P.M., Central Time, on the 31st day of December, 2006.

     IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this 15th day of April, 2006, the amendment stated herein to be effective at 11:59 P.M., Central Time, on the 31st day of December, 2006.

                                        IDS LIFE INSURANCE COMPANY


                                        By: /s/ Timothy V. Bechtold
                                            ------------------------------------
                                            Timothy V. Bechtold, President


ATTEST:


/s/ Thomas R. Moore
-------------------------------------
Thomas R. Moore, Secretary

                                 ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

     I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this 15th day of April, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.


                                        /s/ Liba B. Larson
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
Jan 31, 2010                                                             (STAMP)

                         DEPARTMENT OF COMMERCE APPROVAL

     The foregoing Certificate of Amendment of the Certificate of Incorporation is hereby approved this 22 day of June, 2006.


(STAMP)                                 /s/ Kevin M. Murphy
                                        ----------------------------------------
                                        Signature
                                        Name: Kevin M. Murphy
                                        Title: Deputy Commissioner

                                                                         (STAMP)

                                        Sankaty Credit Opportunities, II, L.P.


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Sankaty High Yield Partners II, L.P.


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SKY CBNA Loan Funding


                                        By: /s/ (Illegible)
                                            ------------------------------------
                                        Name: (Illegible)
                                        Title: Attorney in (Illegible)

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        TIGER FUNDING


                                        By: /s/ NEAM AHMED
                                            ------------------------------------
                                        Name: NEAM AHMED
                                        Title: AUTHORIZED SIGNATORY

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        TRS IO LLC

                                        By: Deutsche Bank AG, New York Branch,
                                            its sole Member

                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        TRS SVCO LLC

                                        By: DEUTSCHE BANK AG, NEW YORK BRANCH,
                                            ITS SOLE MEMBER

                                        By: DB SERVICES NEW JERSEY, INC.


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        By: /s/ Deirdre Whorton
                                            ------------------------------------
                                        Name: Deirdre Whorton
                                        Title: Assistant Vice President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        UBS AG, Stamford Branch


                                        By: /s/ Christopher M. Altkin
                                            ------------------------------------
                                        Name: Christopher M. Altkin
                                        Title: Associate Director Banking
                                               Products Services, US


                                        By: /s/ Toba Lumbantobing
                                            ------------------------------------
                                        Name: Toba Lumbantobing
                                        Title: Associate Director Banking
                                               Products Services, US


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VENTURE CDO 2002, LIMITED

                                        BY ITS INVESTMENT ADVISOR,
                                        MJX ASSET MANAGEMENT LLC


                                        By: /s/ Frederick Taylor
                                            ------------------------------------
                                        Name: FREDERICK TAYLOR
                                        Title: MANAGING DIRECTOR


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Venture II CDO 2002, Limited

                                        By its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Frederick Taylor
                                            ------------------------------------
                                        Name: FREDERICK TAYLOR
                                        Title: MANAGING DIRECTOR


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VENTURE III CDO LIMITED

                                        BY ITS INVESTMENT ADVISOR,
                                        MJX ASSET MANAGEMENT LLC


                                        By: /s/ Frederick Taylor
                                            ------------------------------------
                                        Name: FREDERICK TAYLOR
                                        Title: MANAGING DIRECTOR


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VENTURE IV CDO LIMITED

                                        BY ITS INVESTMENT ADVISOR,
                                        MJX ASSET MANAGEMENT LLC


                                        By: /s/ Frederick Taylor
                                            ------------------------------------
                                        Name: FREDERICK TAYLOR
                                        Title: MANAGING DIRECTOR


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        Vista Leveraged Income Fund

                                        By its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Frederick Taylor
                                            ------------------------------------
                                        Name: FREDERICK TAYLOR
                                        Title: MANAGING DIRECTOR


            Signature Page to First Amendment to Amended and Restated
                Revolving Credit Term loan and Guaranty Agreement

                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                        (CENTRAL)

                                        BY ITS INVESTMENT ADVISOR,
                                        MJX ASSET MANAGEMENT LLC


                                        By: /s/ Brian Hynds
                                            ------------------------------------
                                        Name: Brian Hynds
                                        Title: Vice-President

           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement

                                        WELLS FARGO FOOTHILL, LLC


                                        By: /s/ Patrick McCormack
                                            ------------------------------------
                                        Name: Patrick McCormack
                                        Title: Vice President


           Signature Page to First Amendment to Amended and Restated
               Revolving Credit, Term Loan and Guaranty Agreement